Bank of Florida Corp. Investor Presentation Keefe, Bruyette & Woods February 7, 2007 Financial Data at December 31, 2006 Valuation at January 31, 2007 Exhibit 99.1

NASDAQ: BOFL
Statements contained in this presentation which are not
historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and
uncertainties which could cause actual results to differ
materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and
Exchange Commission.
Forward-Looking Statements

NASDAQ: BOFL
Mission Statement
To be the “Bank of Choice” for businesses, professionals
and individuals with desire for relationship-driven financial solutions.
•
Business owners
• Entrepreneurs
• Executives
• Professionals
(doctors, attorneys,
accountants)
•
Professional Associations
• Businesses
• Wealthy families and
individuals
• Foundations and estates

NASDAQ: BOFL
• Experienced management team
• Premier Florida markets
• Demonstrated high growth
• Excellent asset quality
• Competitive advantage as emerging Super Community Bank
• Earnings momentum (7 consecutive rising quarters)
• Compelling valuation
Bank of Florida’s Story

NASDAQ: BOFL
Current Company Highlights
• 7
th
largest publicly-traded bank holding company headquartered in Florida based on total assets; 4
th
largest proforma with Old Florida Bankshares, Inc.
acquisition (expected closing 1Q’07)
• Independent community banks with local Boards of Directors and separate charters in major MSA markets
• Full-service commercial banking delivered in a private banking environment with limited branching
• Primary focus is lending on commercial real estate properties in the $1-$15 million range; increased attention being given to commercial & industrial lending
• Attractive commercial construction projects have been replacing the decline in condominium projects, now 23% of our construction portfolio
• Comprehensive suite of products and services, especially cash management
• Integrated wealth management strategy through Bank of Florida Trust
Company

$379
$366
$50
$125
$288
Southwest (Naples), Opened August 1999
Old Florida Bankshares, Inc., Q1 2007
Southeast (Fort Lauderdale), Opened July 2002
Palm Beach County Division, Opened October 2004
Tampa Bay, Opened November 2004
Bank Affiliates
$ in millions
*December 31, 2006
Total Assets Proforma Old Florida Acquisition $1.2 billion*
Note: Parent Company assets/eliminations not shown

61%
4%
20%
14%
Professionals
Retirees
Foundations
Officers/Directors
Trust Company Affiliate
By Dollars of Assets Under Advice as of December 31, 2006
Opened August 2000
Assets Under Advice: $415 Million

Market Expansion Opportunities
• Bonita Springs: April 2006
• Aventura: August 2006
• Strategic Acquisition - Bristol Bank (Coral Gables):
August 2006
• Tampa Bay Expansion: 2006 - 2007  (Pinellas County)
• Strategic Acquisition - Old Florida Bankshares, Inc.
(Fort Myers): Q1 2007
• Downtown Coral Gables: Q2 2007
Current Markets (9 Locations)
2007 Expansion Markets (5 Locations)

Bristol Bank Consolidation
• Successfully closed this $90 million-asset acquisition – BOFL’s first – on
August 25, 2006, building Bank of Florida – Southeast’s franchise to over
$350 million in assets
• Operational integration fully completed in early September, building valuable team skills for future acquisitions
• Implemented in excess of $800,000 in annualized cost savings; impact realized in 4Q’06
• New Market CEO in place with extensive experience in the Miami-Dade
County market; recruiting of other key hires nearly complete
• Additional downtown Coral Gables Banking Center site secured with expected opening in 2Q’07

Old Florida Bankshares Acquisition
• Cultural Fit - emphasis on decentralized decision-making, responsive customer service, quality management team
• Strategic Fit - an in-market transaction, increasing the combined deposit market share in two of Florida’s top markets - Ft. Myers and Naples MSAs -
from 17
th
to 9
th
, making it the 2nd largest community bank in market
• Financial Fit - expected to be meaningfully accretive to EPS and profitability ratios in the first year
• Commercial  Real Estate and Construction Focus match BOFL’s core competencies, with opportunity to diversify via leveraging our new C&I team
•
Historically Strong Asset Quality,
with lenders and many borrowers already
well known to BOFL’s lending team
• Deposit Mix provides opportunity to leverage BOFL’s cash management capabilities
• Old Florida’s Customer Base becomes new market for BOF Trust Company’s wealth management services
• Proforma Combined Company totals over $1.2 billion in Assets and $250 million in market cap, increasing liquidity and visibility

Corporate Management Team
Prior Affiliations
Years of
In-Market
Experience
Years of
Banking
Experience
Years
with
BOFL
Gateway American Bank,
Union Bank of Florida
36 36 5
John S. Chaperon
EVP, Director of Corporate Risk
Management
21
26
20
36
29
Hired
1/16/07
7
1
6
7
NationsBank, SouthTrust,
National Bank of Lee County
26
Craig D. Sherman
EVP, Chief Lending Officer
21
1
18
15
Peter Setaro
EVP, Director of Operations &
Technology
Tracy L. Keegan
EVP, Chief Financial Officer
John B. James
Sr. EVP, Sr. Advisor to CEO
Michael L. McMullan
President & Chief Executive Officer
Old Florida Bank,
First National Bank of Florida
The Bankers Bank of Georgia,
The Prudential Bank & Trust Co.
Bank of America,
NationsBank, C&S Banks
Bank of America, NationsBank

Bank of Florida Corp.
Earl Frye, Chairman
Donald Barber
Joe Cox
Patricia Frost
Wayne Huizenga, Jr.
John James
Lavonne Johnson
Edward Kaloust
Harry Moon, M.D
Michael McMullan
Michael Putziger
Richard Rochon
Ray Rodriguez
Terry Stiles
Bank of Florida
Southwest
Edward Morton, Chairman
Donald Barber
Russell Budd
Thomas Cook
Joe Cox
James Guerra, M.D.
Stanley Hole
John James
Lavonne Johnson
Michael Putziger
Polly Rogers
Craig Timmins
Bernard Turner
Martin Wasmer
Bank of Florida
Trust Company
Joe Cox, Chairman
Julie Husler
John James
Ed Kaloust
Doug Kniskern
Harry Moon, M.D.
Martin Wasmer
George Wilson, Esq.
Bank of Florida
Tampa Bay
Edward Kaloust, Chairman
Bradford Douglas
Hon. Sam Gibbons
Roy Hellwege
H. Wingfield Hughes
Michael McMullan
R. Searing Merrill
Mary Ann Reilly
David Shear
Robert Shuck
Holly Tomlin
Bank of Florida
Palm Beach County
Division
Richard Rochon, Chairman
Jan Carlsson
Charles Cross, Jr.
P. Rodney Cunningham
Timothy Devlin
Jorge Garcia
Charles Krauser
Thomas Laird
Betty Masi
Howard McCall, Jr.
William McKay
Robert Sheetz
Over 60 Business Development Officers!
Strong Boards of Directors
Bank of Florida
Southeast
Harry Moon, M.D., Chairman
Charles Cross, Jr.
Jorge Garcia
Steve Hudson
Keith Koenig
Mark Manitz
Mark McCormick
Thomas Miller
Kaye Pearson
Chris Roden
Ray Rodriguez
Terry Stiles
Bob Yanno

Board of Directors
Executive Management Team
Marketing
Credit
Finance
Mortgage
Trust
Compliance
Loan Operations
HR
Deposit Operations
Investor Relations
Naples
Fort Lauderdale
Palm Beach County
Tampa Bay

13 NASDAQ: BOFL Operating Leverage Lee County Collier County Hillsborough County Broward County Miami-Dade County Pinellas County Palm Beach County

NASDAQ: BOFL
The Desirable Florida Market
• Florida created the highest number of new jobs of all states in the nation
• Florida had the fastest job growth rate and the lowest unemployment rate of the ten most populous states
• Florida ranks among the top 10 "Best States for Business" in the first-ever rankings by Forbes.com
• Florida is one of just four states to boast "net in-migration" (more people moving into the state than leaving)
• Miami-Ft. Lauderdale ranked in the top 10 for best metropolitan areas for small businesses by BizJournals.com
• Nineteen Florida cities and seven Florida counties made Entrepreneur
Magazine's "Hot Cities for Entrepreneurs" lists.
• Florida ranks 4th best state for business in 2006 by Chief Executive
Magazine
Sources: Florida Research and Economic Database, SNL, eFlorida.com
Based on the latest Nationwide data…

The Right Markets
Market Deposits
Collier/Lee Counties $20.6 billion
Broward County $30.4 billion
Hillsborough/Pinellas Ctys $38.4 billion
Palm Beach County $31.8 billion
Bank of Florida markets hold more than half of Florida’s total deposits
Total Market Deposits $200.8 billion
Miami-Dade County $79.6 billion
Florida’s Total Deposits $352.8 billion
Source: Florida Bankers Association as of 9/30/06

County Demographics
Escambia
Santa Rosa
Okaloosa
Walton
Holmes
Washington
Bay
Calhoun
Gulf
Liberty
Jackson
Gadsden
Franklin
Wakulla
Leon
Jefferson
Taylor
Madison
Dixie
Lafayette
Suwannee
Hamilton
Columbia
Gilchrist
Levy
Citrus
Marion
Alachua
Union
Baker
Bradford
Clay
Duval
Nassau
St. Johns
Putnam
Flagler
Volusia
Lake
Seminole
Orange
Sumter
Hernando
Pasco
Pinellas Hillsborough
Manatee
Sarasota
Charlotte
Lee
Collier
Monroe
Dade
Broward
Palm Beach Hendry
Glades
Martin
St. Lucie
Okeechobee
Highlands
De Soto
Hardee
Polk
Osceola
Indian River
Brevard
Miles
0 30 60
High Growth County
Medium Growth County
Based on Projected Economic Indicator Change ’05-’10*
Low Growth County
Indicates counties in which BOFL currently has branches
Indicates counties in which BOFL will expand in 2007
*Projected Economic Indicator Change measures prospective wealth creation, using changes in population and median household income

17 Financial Highlights Financial Data at December 31, 2006 Valuation at January 31, 2007

Asset Growth
$570,000
$421,000
$223,000
$883,000
$1,200,000
$77,000
$145,000
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
2001 2002 2003 2004 2005 2006 2006
Proforma Old
Florida
$ in 000s
CAGR to 12.31.06 (5 years)
Annual Data as of December 31
*Up 37% excl.  Bristol Bank Acquisition

Loan Growth
$ in 000s
CAGR to 12.31.06 (5 years)
Annual Data as of December 31
*Up 47% excl. Bristol Bank Acquisition
$68,000
$106,000
$200,000
$326,000
$486,000
$784,000
$0
$150,000
$300,000
$450,000
$600,000
$750,000
$900,000
2001 2002 2003 2004 2005 2006

Loan Mix
100% $784,000 Total Loans
78% $610,000 Total Commercial-Related
2% $13,000 Consumer Loans
5% $39,000 Home Equity/Consumer LOC
12% $95,000 Residential Lending 1-4 Family
8% $64,000 Commercial & Industrial
3% $27,000 Multi-Family
39% $304,000 Commercial Real Estate–Construction
31% $242,000 Commercial Real Estate
Outstandings as of Dec. 31, 2006 Loan Mix ($ in 000’s)

Commercial Real Estate Portfolio
No high-rise condominium participation
43% of commercial real estate loans are owner-occupied properties
Data as of 12/31/06
36%
23%
17%
3%
4%
5%
12%
Office - 36%
Retail - 23%
Industrial & Warehouse - 17%
Mini-Storage - 3%
Hotel - 4%
Multi- Family - 5%
Other - 12%
Permanent

Com’l Real Estate Portfolio
(Cont’d)
21% of commercial construction loans are owner-occupied
16% of residential construction loans are owner occupied
Data as of 12/31/06
23%
8%
11%
16%
8%
3%
15%
16%
Office - 23%
Retail - 16%
Industrial & Warehouse - 3%
Misc. CRE - 8%
Condominium - 15%
Condo Conversion - 11%
Single Family-Spec. - 16%
Single Family-Owner - 8%
Construction

Strong Asset Quality
High growth peers are a selected group of
nationwide, growth-oriented commercial
banks serving similar demographic markets
and utilizing similar business models.
Nonperforming Loans / Loans
Ratios in %
Annual Data as of December 31
0.24
0.13
0.12
0.09
0.33
0.35
0.24
0.02
0.18
0.07
0.09
0.07
0.00
0.10
0.20
0.30
0.40
2001 2002 2003 2004 2005 2006
Bank of Florida Corp. High Growth Peers

Strong Asset Quality
Net Charge-Offs / Average Loans
Ratios in %
Annual Data as of December 31
0.12
0.08
0.07
0.02
0.04
0.00
0.09
0.16
0.01
0.03
0.03
0.08
0.00
0.02
0.04
0.06
0.08
0.10
0.12
0.14
0.16
2001 2002 2003 2004 2005 2006
Bank of Florida Corp. High Growth Peers

Strong Asset Quality
Loan Loss Allowance / Loans
Ratios in %
Annual Data as of December 31
1.22
1.23
1.14
1.10
1.09
0.72
0.86
0.78
0.86
0.95
1.00
1.30
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
2001 2002 2003 2004 2005 2006
Bank of Florida Corp. High Growth Peers

Deposit Growth
$ in 000s
CAGR to 12.31.06 (5 years)
Annual Data as of December 31
Core Deposits excludes CDs
$64,000
$129,000
$376,000
$201,000
$495,000
$691,000
$22,000
$63,000
$106,000
$207,000
$301,000
$420,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2001 2002 2003 2004 2005 2006
Core Deposits CDs

Deposit Mix & Funding Sources
N/A $25,000 Federal Home Loan Bank – On-Balance-Sheet Hedge
50%
24%
30%
8%
$203,900
$54,900
Certificates of Deposits – Local
Certificates of Deposit – National
$147,000 $42,500 Total Other Funding Sources
$29,800 0 Correspondent Banks
$65,400 0 Federal Home Loan Bank – Collateral Being Identified
$51,900 $17,500 Federal Home Loan Bank – General Funding
Remainder
Available
Outstanding
Other Funding Sources at 12/31/06
41% 100% $674,600 Total Deposits
39% 62% $415,800 Subtotal Core Deposits
68% 40% $270,800 Money Market & Savings
(5)% 7% $47,200 NOW
12% 15% $97,800 Non-Interest Bearing
Growth in
Outstandings
From Q4 2005
Q4 2006 Mix Q4 2006
Deposit Mix (Average Outstandings)

CAGR of 67%
vs. 57% CAGR in Noninterest Expense
58%
vs. 48% in Noninterest Expense

Growth In Top-Line Revenue
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2001 2002 2003 2004 2005 2006
Noninterest Income
(excl. Securities Transactions)
Net Interest Income
$2,690
$4,250
$6,900
$11,980
$22,400
$35,400
$ in 000s
CAGR to 12.31.06 (5 years)

Net Interest Margin
4.44%
3.61%
3.99%
4.31%
4.42% 4.43%
4.60%
4.46%
0%
1%
2%
3%
4%
5%
6%
7%
8%
1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06
7.96%
7.74%
7.35%
7.05%
6.71%
6.38%
5.98%
8.01%
4.02%
3.45%
3.21%
2.86%
2.50%
2.35%
2.26%
4.27%
Yield on Loans Cost of Interest-Bearing Deposits

Efficiency Ratio
(a) Excludes cost of accelerated vesting of options
(b) Excludes management reorganization and Palm Beach charter expense
79%
81%
80%
79%
81%
83%
86%
102%
0%
20%
40%
60%
80%
100%
120%
1Q 05 2Q 05 3Q 05 4Q 05(a) 1Q 06 2Q 06 3Q 06 4Q 06(b)

Pretax Income Trend
2006
Pretax
Income
Improved
$2.8
million
or
240%
over 2005
$ in 000s
$670
$923
$1,155
$1,136
$1,201
$1,430
*  Excluding Management Reorganization and Palm Beach Charter Expense
Pretax EPS: $0.20 $0.48 $0.11 $0.12 $0.12 $0.12 $0.15
After tax EPS: $0.79 $0.28 $0.06 $0.07 $0.07 $0.07 $0.08
2005 Q1 06 Q2 06 Q3 06 Q4 06
Q4 06 -
Excl.
1-time Items*
($1,723)
$3,930
2006
$3,351
$5,653
$1,072
$1,347
$1,623
$1,720
$1,840
($402)
($424)
($487)
($519)
($410)
($2,196)
($2,200)
($1,400)
($600)
$200
$1,000
$1,800
$2,600
$3,400
$4,200
$5,000
$5,800
Existing Subsidiaries as of 3Q 04 Net De Novo Expansion Expense

Trust Company Growth
$202,000
$131,000
$415,000
$390,000
$72,000
$57,000
$0
$75,000
$150,000
$225,000
$300,000
$375,000
$450,000
2001 2002 2003 2004 2005 2006
Bank of Florida Trust Company Assets Under Advice
$ in 000s
CAGR to 12.31.06 (5 years)

33 Trust Company Fee Income $ in 000s CAGR to 12.31.06 (5 years) $1,063 $492 $2,589 $1,546 $297 $149 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 2001 2002 2003 2004 2005 2006

34 Company Valuation Financial Data at December 31, 2006 Valuation at January 31, 2007

Raising Capital for the Future
1,165
914
1,000
1,725
915
165
2,875
688
9,575
$10.00 $10.00 $10.00
$12.50
$15.00
$21.50 $21.50
$20.49
$15.78
0
2,000
4,000
6,000
8,000
10,000
12,000
Aug 1999 Jul 2002 Feb 2003 Jul 2004 Apr 2005 May 2005
(Pref. Stk.
Exch.)
May 2006 Aug 2006
(Bristol
Bank)
All Plus
Options
Exer
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Shares Issued Offering Price
Shares in 000’s
As of December 31, 2006

Stock Performance Since IPO
Since our IPO in February 2003, BOFL has exceeded
the major bank, small company, and S&P 500 Indices
98%
80%
54%
72%
0%
40%
80%
120%
Nasdaq Bank
Stock Index
S&P 500
Index
Russell 3000
Index
BOFL
As of 1.31.07      BOFL: $19.77
As of 2.12.03      BOFL: $10.00

13.2%
22.8%
46.9%
17.1%
Registered Holders (1,267,000 Shares)
Bancshares and Affiliates Executive
Officers & Directors (1,641,000 Shares)
Brokers (2,177,000 Shares)
Institutions (4,490,000 Shares, 47 Holders)
Strong Shareholder Base
12/31/06 Shares outstanding (excl. exercisable options and warrants) = 9,575,000
Source: Thomson Financial – StockWatch

Stock Price Performance – Last Three Years
Comparative Stock Performance
60%
80%
100%
120%
140%
160%
180%
200%
1/30/04 7/30/04 1/30/05 7/30/05 1/30/06 7/30/06 1/30/07
BOFL
Florida Banks$
High Growth Comps
NASDAQ Bank
SNL Bank $500M-$1B
SNL Bank $1B-$5B

Comparative Performance Metrics
0.86% 1.09% 1.00% Reserves / Loans
352% 245% 1160% Reserves / NPLs
Asset Quality
0.24% 0.33% 0.09% NPLs / Loans
0.25% 0.24% 0.08% NPAs / Assets
0.08% 0.04% 0.03% NCOs / Average Loans
11.49% 12.02% 2.33% 2006 Core ROE
4.27% 4.08% 4.48% 2006 Net Interest Margin
65.0% 56.8% 80.6% 2006 Core Efficiency Ratio
1.03% 1.04% 0.33% 2006 Core ROA
Profitability
Median Florida
Comps
2
Median High
Growth Comps
1
BOFL
1) High Growth Peers: 14 Commercial Banks over $750 million in assets with similar business model, serving demographically attractive markets: includes OZRK, CFNL, CSFL, EGBN, FCBP, GBTS, MBWM, PNFP, PRWT, PVTB, SBCF, VNBC, VCBI and
WAL
2) Florida Peers: 5 Publicly-traded Commercial Banks: includes CCBG, CSFL, FSTF, SBCF and TIBB

Comparative Performance Metrics
5-Year CAGR
9% 24% NM EPS
22% 32% 63% Loans
18% 32% 61% Deposits
245% 286% 156% Price / Tangible Book Value
1.4x 1.9x 0.4x PEG Ratio
3.9x 4.7x 5.4x Price / Operating Revenue
202% 199% 140% Price / Book Value
12% 28% 67% Top-Line Revenue
18.9x 17.9x 30.4x Price / 2007E EPS
Valuation
Median Florida
Comps
Median High
Growth Comps
BOFL
• BOFL trading well below peers on price/book and price/tangible book basis
• P/E ratio compared to expected 3-Year EPS annual growth rate (PEG Ratio) is less than 1/3 peer levels*
• 5-Year historical growth for loans, deposits, and top-line revenue at twice the rate of peers
*Based on Raymond James’ projected 2007 EPS of $0.62 and 3-Year growth estimate of 60% per annum.

Financial Targets
over 13% 4.10% 2.01% Return on Equity
- 5.95% 2.22%
Return on
Tangible Equity
72%
0.62%
N/M
2007
Estimate (incl.
Old Florida)
(a)
less than 65% 79%
Efficiency Ratio
(excl. 1-time items)
over 1% 0.31% Return on Assets
25 – 30% per annum
55%  (Last 12
Months)
(b)
Asset Growth
Rate per Year
3-5 Year Target
Actual Q4
2006
(a) Raymond James Estimate as of 1/31/07
(b) Year ended 12/31/06; up 37% excluding Bristol Bank acquisition

42 Questions & Answers